Summary Prospectus                                                                                                              May 1, 2020

BTS TACTICAL FIXED INCOME VIT FUND

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s prospectus and Statement of Additional Information, both dated May 1, 2020, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Portfolio online at www.btsfunds.com/resources/vit.html. You can also obtain these documents at no cost by calling 1-877-BTS-9820 or by sending an email request to orderbtsvit@thegeminicompanies.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

Investment Objective: The BTS Tactical Fixed Income VIT Fund (the “Portfolio”) seeks to provide total return.

Fees and Expenses of the Portfolio: This table describes the annual operating expenses that you may indirectly pay if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to the Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1	Class 2
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.00%	0.50%
Other Expenses	0.53%	0.53%
Acquired Fund Fees and Expenses(1)	0.38%	0.38%
Total Annual Fund Operating Expenses(2)	1.76%	2.26%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies.
(2)	The Advisor has contractually agreed to waive its management fees and to make payments to limit Portfolio expenses, until April 30, 2021 so that the total annual operating expenses excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Portfolio officers and Trustees, contractual indemnification of Portfolio service providers (other than the Advisor)) of the Portfolio do not exceed 2.00% and 2.50% for Class 1 and Class 2 shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Portfolio in future years (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the Advisor. During the year ended December 31, 2019 the Advisor did not waive any fees. As of December 31, 2019, there are no previously waived fees available for recapture.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. However, each insurance contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

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Class	1 Year	3 Years	5 Years	10 Years
Class 1	$179	$554	$954	$2,073
Class 2	$229	$706	$1,210	$2,595

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the portfolio turnover rate was 501% of the average value of its portfolio.

Principal Investment Strategies: Under normal circumstances, the Portfolio invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in fixed income instruments. The Portfolio defines fixed income instruments to include fixed income securities, derivatives based on fixed income securities, other investment companies, including exchange-traded funds (“ETFs”), that invest primarily in fixed income securities (“Underlying Funds”) and preferred stocks. This 80% fixed income investment policy can be changed without shareholder approval, however, shareholders would be given at least 60 days-notice prior to any such change.

The Portfolio’s adviser seeks to achieve the Portfolio’s investment objective by investing in a diversified portfolio of fixed income securities without restriction as to maturity, credit quality, type of issuer, country or currency.

•	The Portfolio may invest in bonds issued by the U.S. Government, its agencies and instrumentalities.
•	The Portfolio may invest in investment grade corporate bonds, as well as higher-yielding, higher-risk corporate bonds — commonly known as “high yield” or “junk” bonds — with medium to low credit quality ratings. High yield bonds are generally rated lower than Baa3 by Moody’s Investors Service or lower than BBB- by Standard and Poor’s Rating Group. High yield bonds have a higher expected rate of default than investment grade bonds.
•	The Portfolio may invest in high yield bonds directly or through derivative instruments, such as credit default swaps designed to replicate some or all of the features of an underlying portfolio of high yield bonds. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument.

The adviser uses an active trading strategy based on a proprietary technical trend-following model to take advantage of trends and momentum in the bond market. Using this model the adviser expects the Portfolio to invest aggressively in securities of a particular bond asset category when trends are positive or, conversely, sell securities in that bond asset category when trends are unfavorable.

The adviser’s investment approach includes two primary components:

Defensive Capital Preservation. When the adviser believes that interest rates will rise, high yield market credit conditions will deteriorate, or adverse market, economic, political, or other conditions will exist, investments will be focused in money market instruments and/or defensive positions such as short sales, inverse Underlying Funds (Underlying Funds that seek to provide investment results that correspond to the inverse (opposite) of the daily performance of a specific benchmark) or short positions in derivatives. During this period the Portfolio may not be able to achieve its primary investment objective.

Aggressive Total Return. When the adviser believes that interest rates will fall or remain steady and/or high yield market credit conditions will improve, investments will be focused in medium-term and long-term U.S. Government securities and/or high yield bond instruments, including derivatives. These investments produce income and have the potential for capital appreciation generated by declining interest rates and/or improving high yield market credit fundamentals.

Although the adviser’s investment strategy contemplates investing entirely in one class of fixed income securities, at times the Portfolio may be invested across multiple classes.

Principal Investment Risks: Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Portfolio. The Portfolio is not intended to be a complete investment program. The principal risks of investing in the Portfolio are:

•	Credit Risk. Security issuers might not make payments on debt securities held by the Portfolio, resulting in losses. Credit quality of securities held by the Portfolio may be lowered if an issuer’s financial condition changes.
•	Derivatives Risk. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk (which can increase volatility and magnify the Portfolio’s potential for loss), and can have a significant impact on the Portfolio’s performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Portfolio may not be able to sell the security or otherwise exit the contract in a timely manner).
•	Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Given the potential for increases in those rates, a heightened risk is posed by rising interest rates to a fund (including Underlying Funds) whose portfolios include longer-term fixed income securities.
•	Emerging Markets Risk. In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.
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•	Fixed Income Risk. When the Portfolio invests in fixed income securities, derivatives on fixed income securities or Underlying Funds that invest in fixed income securities, the value of the Portfolio will fluctuate with changes in interest rates. Defaults by fixed income issuers in which the Portfolio invests will also harm performance.
•	High-Yield Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Portfolio’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Portfolio’s share price.
•	Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
•	Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Portfolio’s returns because the Portfolio may be unable to transact at advantageous times or prices. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, and a potential rise in interest rates may result in periods of volatility and increased redemptions. As a result of increased redemptions, the Portfolio may have to liquidate portfolio securities at disadvantageous prices and times, which could reduce the returns of the Portfolio. The reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years also has the potential to decrease liquidity.
•	Management Risk. The adviser’s judgments about the attractiveness, value and potential appreciation of particular security or derivative in which the Portfolio invests or sells short may prove to be incorrect and may not produce the desired results.
•	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Portfolio. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Portfolio could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.
•	Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
•	Swap Risk. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a fund and the risk that a fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce a fund’s gains from a swap agreement or may cause a fund to lose money.
•	Turnover Risk. A higher portfolio turnover may result in higher transactional and brokerage costs.
•	Underlying Funds Risk. Underlying Funds are subject to investment advisory fees and other expenses, which will be indirectly paid by the Portfolio. As a result, the cost of investing in the Portfolio will be higher than the cost of investing directly in other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds. Each investment company is subject to specific risks, depending on the nature of the fund. The Portfolio’s investment in an individual Underlying Fund is generally limited to 3% of an Underlying Fund. This limit may prevent the Portfolio from allocating its investments in the manner the adviser considers optimal, or cause the adviser to select an investment other than that which the adviser considers optimal.
•	U.S. Government Securities Risk. The Portfolio may invest in obligations issued by agencies and instrumentalities of the U.S. Government. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Portfolio might not be able to recover its investment.

Performance: The bar chart and performance table below show the variability of the Portfolio’s returns, which is some indication of the risks of investing in the Portfolio. The bar chart shows performance of the Portfolio’s Class 2 shares for the full calendar year since the Portfolio’s inception. The performance table compares the performance of the Portfolio over time to the performance of a broad-based securities market index and a supplemental index. You should be aware that the Portfolio’s past performance (before and after taxes) may not be an indication of how the Portfolio will perform in the future. Updated performance information is available at no cost by visiting www.btsfunds.com or by calling 1-877-BTS-9820.

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Performance Bar Chart For Calendar Year Ended December 31,

Best Quarter:	3/31/16	7.38%
Worst Quarter:	12/31/18	(4.97)%

The following table shows the average annual returns for the Portfolio over various periods ended December 31, 2019. The index information is intended to permit you to compare the Portfolio’s performance to a broad measure of market performance. Updated month-end performance information is available at www.btsfunds.com.

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2019)

	One Year	Five Years	Since Inception (4/29/13)
Class 2 Return Before Taxes	2.95%	1.73%	1.12%
Class 1 Returns	3.12%	2.22%	1.40%
Bloomberg Barclay U.S. Aggregate Bond Index	8.72%	3.05%	2.71%

The Bloomberg Barclay U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities. Index return assumes reinvestment of interest. Investors may not invest in the Index directly; unlike the Portfolio’s returns the Index does not reflect any fees or expenses.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for Class 1 Shares would differ from Class 2 returns.

Investment Adviser: BTS Asset Management, Inc. (the “Adviser”) is the Portfolio’s investment adviser.

Portfolio Managers: Vilis Pasts, Director of Research of the Adviser, Matthew Pasts, Chief Executive Officer of the Adviser, and Isaac Braley, President of the Adviser, are co-portfolio managers. Each portfolio manager has served the Portfolio as a portfolio manager since it commenced operations and share responsibility for the day-to-day management of the Portfolio.

Purchase and Sale of Portfolio Shares: Shares of the Portfolio are intended to be sold to certain separate accounts of the participating life insurance companies, as well as qualified pension and retirement plans and certain unregistered separate accounts. You and other purchasers of variable annuity contracts, variable life contracts, participants in pension and retirement plans will not own shares of the Portfolio directly. Rather, all shares will be held by the separate accounts or plans for your benefit and the benefit of other purchasers or participants. Please refer to your insurance contract prospectus or retirement plan documents for additional information on purchase and sale of shares. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open for trading, or as permitted under your insurance contract, separate account or retirement plan.

Tax Information: It is the Portfolio’s intention to distribute all realized income and gains. Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your insurance contract prospectus or retirement plan documents for additional information on taxes.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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